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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[x]     Soliciting Material Pursuant to Rule 14a-12

                           BELLSOUTH CORPORATION
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              (Name of Registrant as Specified in its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:


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          (2)  Aggregate number of securities to which transaction applies:


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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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          (4)  Proposed maximum aggregate value of transaction:


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          (5)  Total fee paid:

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[ ]       Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:


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          (2)  Form, Schedule or Registration Statement No.:


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          (3)  Filing Party:


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          (4)  Date Filed:


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The following letter was sent to employees of BellSouth in connection with the proposed acquisition of BellSouth by AT&T Inc.

March 5, 2006

Dear Fellow Employee:

This afternoon, we announced that BellSouth has agreed to be acquired by AT&T, creating one of the largest providers of communications services in the world. I firmly believe that this merger represents the right action at the right time for this company, for our employees, our shareholders and our customers.

So why is this combination good for BellSouth? The merger will allow BellSouth to better respond to the myriad of competitive forces in our industry and to capitalize on the opportunities for growth in today's marketplace. This is the right time to fully pursue the growth opportunities afforded in wireless, broadband and advertising and publishing. We have proven, through our existing joint ventures with AT&T - Cingular Wireless and YellowPages.com - that partnering to pursue key growth areas facilitates cost-efficiencies and helps mitigate financial risks.

This merger will take these existing partnerships to the next level by simplifying the management structure, generating operating efficiencies and providing further opportunities in our wireline business. Also, the expanded scale and scope of our post-merger wireline business will be particularly beneficial as we pursue opportunities in the broadband and enterprise markets.

Also, we are combining two well-respected companies with complementary assets and a common heritage. It allows us to build on the past successes of both companies in providing superior customer service and in conducting our businesses with integrity. The merger will also position us for the long-term by leveraging the talents and assets of both companies to create the innovative products and services that will set the standard for communications for years to come.

Finally, by delivering a meaningful premium, a significant increase in the dividend and the opportunity to participate in future synergies, this merger makes financial sense for our shareholders, including you.

I know that this is a time of personal and professional uncertainty, and we hope to reduce that uncertainty for you as quickly as possible. We plan to address your questions through a steady stream of communications during the coming days and months. What I can tell you today is that the vast majority of our employees will continue to be needed to run this regional operation for the combined company. After closing, consolidation of headquarters staff, support functions and overlapping operations will occur.

The press release announcing the merger is posted on NewsSource at (INSERT
LINK). I will provide more information in a BTN scheduled for 2 p.m. Eastern Time on Monday, March 6. Please attend or participate by conference call. A site list and dialing instructions will be sent via e-mail and posted on NewsSource. You can also expect to hear additional details from senior leaders over the next few days.

I am confident that this merger makes sense for our employees, our customers, and our shareholders and will further strengthen our place in the industry. In the meantime, we all need to stay focused on delivering the superior service our customers rely on us to provide.

We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.